UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 13, 2024
Solventum Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-41968	92-2008841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, Building 275-6W 2510 Conway Avenue East Maplewood, MN 55144
(Address of Principal Executive Offices, including Zip code)

(651) 733-1110
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SOLV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure
Information Statement
Solventum Corporation (“Solventum”), a wholly owned subsidiary of 3M Company (“3M”), previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10 (as amended, the “Registration Statement”) relating to the planned distribution by 3M of 80.1% of the issued and outstanding shares of common stock, par value $0.01 per share, of Solventum (the “Solventum common stock”) to 3M shareholders. On March 13, 2024, the Registration Statement was declared effective.
The Registration Statement includes a preliminary information statement that describes the planned distribution and includes other important information regarding Solventum, including about its business and management. The final information statement, dated March 13, 2024 (the “Information Statement”), is attached hereto as Exhibit 99.1.
As further described in the Information Statement, 3M expects to distribute one share of Solventum common stock for every four shares of 3M common stock held as of the close of business on March 18, 2024, the record date for the distribution, with cash paid in lieu of fractional shares of Solventum common stock. Subject to the satisfaction or waiver of the conditions to the distribution, which are described in the Information Statement, the distribution is expected to occur prior to the opening of trading on April 1, 2024.
Beginning on or about March 26, 2024, Solventum common stock is expected to begin trading on a “when-issued” basis on the New York Stock Exchange (the “NYSE”) under the symbol “SOLV WI,” with such trading on a “when-issued” basis ending at the close of trading on March 28, 2024. Beginning on April 1, 2024, Solventum common stock is expected to begin regular way trading on the NYSE under the ticker “SOLV.”
Investor Day
Solventum will host an investor day in New York City on Tuesday, March 19, 2024 at 9:00 a.m. Eastern Time in connection with the planned spin-off of Solventum from 3M. Bryan Hanson and Wayde McMillan, who are expected to serve as the Chief Executive Officer and the Chief Financial Officer, respectively, of Solventum following the spin-off, will be joined by members of Solventum’s leadership team to provide an overview of the business and outline opportunities for value creation in advance of Solventum’s planned spin from 3M. The event will include formal presentations and a Q&A session with leadership. Information on registering for in-person attendance will be provided ahead of the event.
A simultaneous webcast and replay of Solventum's presentation will be available on 3M's website at https://investors.3m.com/health-care-spin-off-resources. An archive of the webcast will also be available on 3M’s website after the live event concludes.
The information disclosed under this Item 7.01 and in Exhibit 99.1 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the furnishing of information pursuant to this Item 7.01 and Exhibit 99.1 will not be deemed an admission that any such information is material or required to be disclosed by Regulation FD.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following is furnished as an exhibit to this report:

Exhibit No.	Description
99.1	Information Statement of Solventum Corporation, dated March 13, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLVENTUM CORPORATION

By:	/s/ Teresa Crockett
Name: Teresa Crockett
Title: President
Date: March 13, 2024